UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2007

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective April 10, 2007, the Registrant, Max Re Ltd., Max USA Holdings Ltd. ("Max USA"), various financial institutions (the "Required Lenders") and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent, executed a waiver (the "Waiver") to that certain Credit Agreement dated as of June 1, 2005 (as amended or modified prior to the date hereof, the "Credit Agreement"). The Waiver was executed in order to enable the Registrant to guarantee the issuance by Max USA, a wholly-owned subsidiary of the Registrant, of $100 million of senior notes due 2017 pursuant to an indenture (the "Indenture"). Pursuant to the Waiver, the Required Lenders have, among other things, (i) consented to the inclusion of certain restrictive covenants in the Indenture (the "Restrictive Covenants"), (ii) waived compliance by the Registrant with the provisions of Section 6.8 of the Credit Agreement to the extent necessary to permit the Registrant to enter into the Indenture and perform its obligations under the Indenture and (iii) waived any Default or Event of Default (each as defined in the Credit Agreement) that may otherwise arise under Section 6.8 of the Credit Agreement by reason of the inclusion of such Restrictive Covenants in the Indenture, the entry by the Registrant into the Indenture and the performance by the Registrant of its obligations under the Indenture. Except as described above, the Credit Agreement and the other credit documents relating thereto remain in full force and effect

The foregoing summary of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

On April 10, 2007, Max Re Capital Ltd. (the "Company") issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended (the "Securities Act"), announcing the commencement of an offering by its wholly-owned subsidiary, Max USA Holdings Ltd., of $100 million of senior notes due 2017 in a private placement offering and its intention to fully and unconditionally guarantee the notes. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Waiver Letter, effective April 10, 2007

99.1 News release of Max Re Capital Ltd. dated April 10, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

April 11, 2007	By:	/s/ Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Waiver Letter, effective April 10, 2007
99.1	News release of Max Re Capital Ltd. dated April 10, 2007